UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2011

PEBBLEBROOK HOTEL TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On March 15, 2011, Pebblebrook Hotel Trust (the “Company”) issued a press release announcing that its Board of Trustees has declared cash dividends per share of its common and preferred shares of beneficial interest.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 8.01. Other Events.

On March 15, 2011, the Board of Trustees of the Company (the “Board”) declared a dividend of $0.12 per common share of beneficial interest, par value $0.01 per share (“Common Shares”), of the Company for the quarter ending March 31, 2011 (the “Common Dividend”).

On March 15, 2011, the Board also declared a pro rata quarterly dividend of $0.1859375 per share of the 7.875% Series A Preferred Shares of Beneficial Interest, $0.01 par value per share, of the Company (“Series A Preferred Shares”) for the quarter ending March 31, 2011 (the “Series A Preferred Dividend”).

The Common Dividend is payable on April 15, 2011 to holders of record of Common Shares as of the close of business on March 31, 2011 (the “Record Date”). The Common Dividend represents a 2.3% annualized yield based on the closing price of the Common Shares on March 15, 2011.

The Series A Preferred Dividend is payable on April 15, 2011 to holders of record of Series A Preferred Shares as of the Record Date. The Series A Preferred Dividend represents a rate of 7.875% per annum of the $25 per share liquidation preference (equivalent to $1.96875 per annum per share).

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. These forward-looking statements relate to the payment of the dividends. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, the Company’s Prospectus filed pursuant to Rule 424(b)(5) on March 9, 2011. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued March 15, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

March 16, 2011	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued on March 15, 2011.